INDEPENDENT AUDITORS' REPORT

TO:   THE PARTNERS OF:
      ARABIAN RECAB FOR TRADING CO. LTD.
      (A Saudi limited Liability Company)

We have combined the accompanying balance sheet of ARABIAN RECAB FOR TRADING CO. LTD. (A Saudi limited Liability Company) as of December 31, 2003 and combined the related statements of income, changes in partners equity and cash flows for the year then ended, and the notes from 1 to 20 which are an integral part of these financial statements. These financial statements are the responsibility of the Company's management, our responsibility is to convert the financial statements which are issued by the other auditors from Saudi Riyals to U.S. Dollars by the rate of convert 3.75 S.R / 1 U.S Dollars and the information and explanations we obtained which we considered necessary for the purposes of our combination. We did not audit the financial statements of ARABIAN RECAB FOR TRADING CO. LTD. (A Saudi limited Liability Company) we did not issue any opinion on this statement, those statement were audited by other auditors whose report has been furnished to us by Talal Abu-Ghazaleh & Co. (certified public accountants) Saudi license No. 81 who issued a qualified opinion in their report dated March 30, 2004.

We conducted our combining in accordance with auditing standards generally accepted in the United States of America. Those standards require evaluating the overall financial statements presentation.

                                                  AlAzem, AlSudairy & AlNemer
                                                 Certified Public Accountants
                                              Affiliate of Horwath International

                                                      Abdullah M. Alazem
                                                        License No. 335

4 Dhul-Qa'ada 1426H (December 6, 2005)
Riyadh, Saudi Arabia

                       ARABIAN RECAB FOR TRADING CO. LTD.
                      (A Saudi limited Liabilities Company)
                    COMBINED STATEMENT OF FINANCIAL POSITION
                                DECEMBER 31, 2003
                                  (U.S Dollars)

ASSETS
                                                                   2003            2002
                                                               ------------    ------------
Current Assets:
         Cash and bank balances                                     536,195         325,282
         Accounts receivable, net (Note 3)                       17,056,807      17,850,733
         Inventory (Note 2b)                                      1,816,169       1,224,717
         Prepayments and other assets (Note 4)                    3,473,111       4,134,195
                                                               ------------    ------------

              Total current assets                               22,882,282      23,534,927

     Due from Affiliates, net (Note 5)                            3,264,522       7,323,409
     Investment in Affiliated Companies (Notes 2c and 6)            176,267         176,267
     Deferred Installment interest, net (Notes 2d and 7)          7,131,402       7,249,218
     Property and Equipment, net (Notes 2e and 8a)               24,347,471      21,645,978
     Preoperating Expenses, net (Notes 2f and 9)                  1,106,731       1,217,521
     Project Under Progress (Note 10)                               534,159         514,892
     Goodwill, net                                                  554,643         600,889
                                                               ------------    ------------

                                                                 59,997,477      62,263,101
                                                               ============    ============

LIABILITIES AND PARTNERS' EQUITY

     Current Liabilities:
         Short terms Note payable (Note 11)                       6,665,896       1,865,604
         Accounts payable                                        19,289,058      15,547,230
         Revenue from Deferred Installment interest               1,609,124         672,394
         Accrued expenses and other liabilities (Note 12)         1,561,309       1,099,270
                                                               ------------    ------------

              Total current liabilities                          29,125,387      19,184,498

     Long terms Note payable (Note 11)                            1,068,724         139,642
     End of Service Benefits (Note 2g)                              499,290         245,131
                                                               ------------    ------------

              Total liabilities                                  30,693,401      19,569,271
                                                               ------------    ------------

     Partners' Equity:
         Capital (Note 13)                                          213,333         213,333
         Statutory reserve (Note 14)                                106,667         106,667
         Partners' current account                               27,158,858      39,563,467
         Retained earnings                                        1,825,218       2,810,363
                                                               ------------    ------------

              Total partners' equity                             29,304,076      42,693,830
                                                               ------------    ------------

                                                                 59,997,477      62,263,101
                                                               ============    ============

    The accompanying notes are an integral part of these combined financial statements

                       ARABIAN RECAB FOR TRADING CO. LTD.
                      (A Saudi limited Liabilities Company)
                          COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (U.S Dollars)

                                                               2003              2002
                                                           -----------       -----------
Revenue (Notes 2h and 15)                                   41,216,309        33,906,782

Costs of revenue                                           (33,823,345)      (25,918,533)
                                                           -----------       -----------

         Gross income                                        7,392,964         7,988,249

Selling and marketing expenses (Notes 2i and 16)            (2,061,762)       (2,015,219)

General and administrative expenses (Notes 2i and 17)       (3,431,565)       (3,188,418)

Finance charges                                                (61,007)               --

Amortization of deferred installment                          (873,306)         (777,920)

Other income, net (Note 2h)                                    221,973           416,889
                                                           -----------       -----------

         Net income before Zakat                             1,187,297         2,423,581

Zakat (Notes 2j and 18a)                                       (39,392)               --
                                                           -----------       -----------

         Net income for the year                             1,147,905         2,423,581
                                                           ===========       ===========

    The accompanying notes are an integral part of these combined financial statements

                       ARABIAN RECAB FOR TRADING CO. LTD.
                      (A Saudi limited Liabilities Company)
                COMBINED STATEMENT OF CHANGES IN PARTNERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (U.S Dollars)

                                                  2003                 2002
                                               -----------          -----------

Capital (Note 13)                                  213,333              213,333
                                               -----------          -----------

Statutory reserve (Note 14)                        106,667              106,667
                                               -----------          -----------

Partners' current account:
     Beginning of the year                      39,563,467           37,711,402
     Net movement of the year                  (12,404,609)           1,852,065
                                               -----------          -----------

     End of the year                            27,158,858           39,563,467
                                               -----------          -----------

Retained earnings:
     Beginning of the year                       2,810,363            7,158,725
     Dividend distribution                      (2,133,050)          (6,771,943)
     Net income for the year                     1,147,905            2,423,581
                                               -----------          -----------

     End of the year                             1,825,218            2,810,363
                                               -----------          -----------

Total Partners' Equity                          29,304,076           42,693,830
                                               ===========          ===========

    The accompanying notes are an integral part of these combined financial statements

                       ARABIAN RECAB FOR TRADING CO. LTD.
                      (A Saudi limited Liabilities Company)
                        COMBINED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (U.S Dollars)

                                                                       2003
                                                                    -----------

Cash Flows from Operating Activities:
     Net income for the year                                          1,147,905

      Adjustments to reconcile net income to net
          cash provided by operating activities:
           Depreciation                                               3,435,443
           Amortizing Preoperating expenses                             110,790
           Amortizing Installment interest                            2,375,623
           Loss on sale of property and equipment                         1,949
           Amortizing Goodwill                                           46,246

      Changes in assets and liabilities:
           Accounts receivable, net                                     793,926
           Inventory                                                   (591,452)
           Prepayments and other assets                                 661,084
           Accounts payable                                           3,741,828
           Revenue from Deferred Installment interest                   936,730
           Accrued expenses and other liabilities                       462,039
           End of service benefits                                      254,159
                                                                    -----------

Net cash provided by operating activities                            13,376,270
                                                                    -----------

Cash Flows from Investing Activities:
     Purchases of property and equipment                            (12,546,420)
     Additions of Installment interest                               (2,257,807)
     Projects under Progress                                            (19,267)
     Proceeds from sale of property and equipment                     6,407,535
                                                                    -----------

Net cash used in investing activities                                (8,415,959)
                                                                    -----------

Cash Flows from Financing Activities:
     Net changes in Affiliates balances                               4,058,887
     Net changes in Note payable                                      5,729,374
     Dividend distribution                                           (2,133,050)
     Partners' Current Account                                      (12,404,609)
                                                                    -----------

Net cash used in financing activities                                (4,749,398)
                                                                    -----------

Net increase in cash and bank balances                                  210,913

     Beginning cash and bank balances                                   325,282
                                                                    -----------

Ending cash and bank balances                                           536,195
                                                                    ===========

    The accompanying notes are an integral part of these combined financial statements

                       ARABIAN RECAB FOR TRADING CO. LTD.
                      (A Saudi limited Liabilities Company)
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (U.S Dollars)

1.    GENERAL

      Arabian Recab for Trading Co. Ltd. is a limited liability company operating in the Kingdom of Saudi Arabia under Commercial Registration No. 1010150978 issued in Riyadh and dated 18/5/1419H (Corresponding to 9/9/1998).

      The accompanying financial statements represent the combined financial statements as of December 31,2003 as follows:

      o Building Materials Division operating under Commercial Registration No. 1010150978 issued in Riyadh and dated 18/5/1419H (Corresponding to 9/9/1998), to practice the whole sale and retail trading in motor vehicles, spare parts, heavy equipment and its spare parts, maintenance of the heavy equipment, buying land to construct up buildings for investment purposes through selling or renting these building, general construction activities of roads, water, sewage, dams, electro-mechanical works, ornamentation, decoration and general buildings constructions

      o Transportation Division (Ministrial license No. 68 dated 28/3/1420H Corresponding to 12/7/1999), to practice school transportation. (Ministrial license No. 2532 dated 4/3/1421H Corresponding to 7/6/2000), to practice land transport of goods and belongings. And operating under Sub Commercial Registration No. 1010150978/003 issued in Riyadh and dated 12/7/1421H (Corresponding to 10/10/2000).

      o Trading Branch operating under Commercial Registration No. 1010150978/005 issued in Riyadh (Traffic department letter No. 7/2/7/5262 dated 28/10/1421H Corresponding to 23/1/2001), to practice buying and selling of motor vehicles, trucks, and equipment.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The financial statements are prepared in accordance with accounting principles generally accepted in Saudi Arabia. The following is a summary of Company's significant accounting policies:

      a)    Accounting Convention --

            These accompanying financial statement have been prepared under the historical cost convention using accrual basis and going concern concept.

      b)    Inventory --

            Inventories are stated at the lower of cost or estimated net realizable value. Cost is arrived at using the weighted average method. Appropriate provision is made for obsolete and slow moving inventories, if any.

      c)    Investments in Affiliated Companies --

            Investments in Affiliated Companies represent owner's investment of 50% and above for using equity method, accounted based on the last financial statements for these companies.

      d)    Deferred Installment interest expenses-

            Deferred Installment interest expenses are amortized using the straight-line method with percentage 10 % annually.

      e)    Property and equipment --

            Property and equipment are stated at cost net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets based on the following annual percentage rates:

              Heavy equipments                                  5 - 15%
              Transportation vehicles                               10%
              Buses                                            10 - 25%
              Machinery and equipment                         7.5 - 20%
              Decoration                                        3 - 15%
              Motor vehicles                                   10 - 25%
              Furniture and fixtures                          2.5 - 20%
              Electrical equipments and Computers                   20%
              Air conditions                                   10 - 20%
              Office equipment                                 10 - 25%
              Prefabricated houses                                  10%
              Tools                                                 25%
              Advertising signs                                     20%
              Communication equipments                              20%

      f)    Preoperating expenses -

            Preoperating expenses represent various costs incurred during the period from the formation of the company until operation date. Preoperating expenses are amortized using the straight-line method with percentage between 6.67 - 20 % annually.

      g)    End of service benefits --

            Benefits payable to the employees of the Company's at the end of their services are provided for in accordance with the guidelines set by the Saudi Arabian Labor Law.

      h)    Revenue recognition --

            Revenue is recognized when freight policies are signed upon satisfactory completion of contract services to customers. Other income is recorded when earned.

      i)    Expenses --

            Selling and distribution expenses comprise of the costs of selling and distributing the products of the Company. Other expenses are classified as General and administrative expenses, which include all direct and indirect expenses that are not related to the cost of sales in accordance to the generally accepted accounting principles. Expenses are allocated to general and administrative expenses and cost of sales, if any, using fixed basis.

      j)    Zakat -

            Under the Zakat regulations of the Kingdom of Saudi Arabia, Zakat is the obligation of the Company. Estimated Zakat is provided for in the accompanying financial statements and charged to the statement of income.

      k)    Translation of foreign currencies --

            The accompanying financial statements are denominated in U.S Dollars. Appropriate exchange rates have been used to translate transactions or balances denominated in foreign currencies. There were no material exchange gains or losses incurred during the year.

3.    ACCOUNTS RECEIVABLE, NET

      Accounts receivable comprised of the following as of December 31:

                                                   2003              2002
                                                -----------       -----------

         Trade receivable                        18,182,220        18,841,935
         Allowances of doubtful receivable       (1,125,413)         (991,202)
                                                -----------       -----------

                  Net                            17,056,807        17,850,733
                                                ===========       ===========

4.    PREPAYMENTS AND OTHER ASSETS

      a) Prepayments and other assets comprised of the following as of December 31:

                                              2003           2002
                                            ---------      ---------

         Advance payments to suppliers        864,659        692,746
         Employees receivables                476,513        536,849
         L/C & L/G margins                    271,452        290,272
         Rents                                242,846        589,425
         Insurance                            176,965        135,114
         Unbilled revenue                      95,281        117,220
         Prepaid housing                       34,934             --
         Refundable deposits                   31,338         30,560
         Other debit balance (Note 5b)      1,279,123      1,742,009
                                            ---------      ---------

                                            3,473,111      4,134,195
                                            =========      =========

      b) This amount includes U.S Dollars 760,426 related to abandon partner Mansour Algasim as of December 31, 2003.

5.    DUE FROM (TO) RELATED PARTIES, NET

      Following is a summary of related parties' balances as of December 31:

                                                  2003             2002
                                               ----------       ----------

         Recab for Technology and
              construction Co.                  2,914,804        2,810,489
         Lamion for restaurant                  1,396,312        1,396,307
         Gulf Recab Co.                           299,830          858,119
         Granite Factory Branch                   278,367               --
         Freight and custom duty Branch           235,953          114,651
         Maintenance and services Branch           72,646               --
         Hydraulic Branch                           8,841               --
         Material Transportation Branch               833               --
         Abdullah Al-Bajady Establishment              --        3,269,925
         Abid Trading Company                  (1,690,796)      (1,076,647)
         Dar Al-Mourabha Establishment           (196,967)              --
         Others                                   (55,301)         (49,435)
                                               ----------       ----------

                  Net                           3,264,522        7,323,409
                                               ==========       ==========

6.    INVESTMENTS IN AFFILIATED COMPANIES

      Investments in Affiliated companies comprised of the following as of December 31,2003.

                                                       Ownership Rate
                                                       --------------

         Recab for Technology and Construction Co.            82%         66,933
         Lamion for Restaurant                              50.2%        109,334
                                                                       ---------

                                                                         176,267
                                                                       =========

7.    DEFERRED INSTALLMENT INTERESTS, NET

      Deferred Installment Interests comprised of the following as of December
      31:

                                               2003              2002
                                            -----------       -----------

         Preoperating expenses               10,266,030         8,485,640
         Disposal and other adjustment       (1,488,538)         (463,638)
         Accumulated amortization            (1,646,090)         (772,784)
                                            -----------       -----------

                  Net                         7,131,402         7,249,218
                                            ===========       ===========

8.    PROPERTY AND EQUIPMENT, NET

      a)    Property and equipment comprised of the following as of December 31:

                                                                2003                            2002
                                            --------------------------------------------    ------------
                                                            Accumulated       Net Book        Net Book
                                                Cost        Depreciation        Value           Value
                                            ------------    ------------    ------------    ------------
         Land (Note 8b)                          306,027              --         306,027         306,027
         Heavy equipments                      8,076,132         823,970       7,252,162       7,070,149
         Transportation vehicles               7,706,803       1,160,600       6,546,203       5,556,405
         Buses                                 6,303,887       2,013,294       4,290,593       4,511,353
         Machinery and Equip                   3,246,776         285,684       2,961,092       1,073,542
         Decoration                            2,099,014         865,599       1,233,415       1,194,499
         Motor vehicles                        1,904,106         849,694       1,054,412       1,361,812
         Furniture and fixture                   419,416         110,543         308,873         227,669
         Electrical Eq. and Computers            147,818          42,420         105,398          83,980
         Air conditions                          123,667          42,858          80,809          43,822
         Office equipment                        102,644          45,659          56,985          62,719
         Prefabricated houses                     99,574          16,483          83,091          76,980
         Tools                                    91,278          37,238          54,040          64,848
         Advertising signs                        14,757           5,777           8,980           7,152
         Communication Equip                       9,722           4,331           5,391           5,021
                                            ------------    ------------    ------------    ------------

                                              30,651,621       6,304,150      24,347,471      21,645,978
                                            ============    ============    ============    ============

      Depreciation was amounted to U.S Dollars 3,435,443 for the year ended December 31, 2003.

      b)    Land by the name of one of the Company's partners Mr. Mohammed
            Albajady.

9.    PREOPERATING EXPENSES, NET

      Preoperating expenses comprised of the following as of December 31:

                                          2003             2002
                                       ----------       ----------

         Preoperating expenses          1,477,798        1,477,798
         Accumulated amortization        (371,067)        (260,277)
                                       ----------       ----------

                  Net                   1,106,731        1,217,521
                                       ==========       ==========

10.   PROJECT UNDER PROGRESS:

      Project under progress represent advances to purchase land in Egypt for investment purposes, where the title deed has not yet been issued until this financial statements.

11.   NOTE PAYABLE

      Note payable (short and long term) represent financing letter of credit to purchase motor vehicles from outside the Kingdom of Saudi Arabia with different maturity dates until 2006.

12.   ACCRUED EXPENSES AND OTHER LIABILITIES

      Accrued expenses and other liabilities comprised of the following as of December 31:

                                        2003           2002
                                      ---------      ---------

         Advances from customers        440,850        247,135
         Salaries and wages             401,856        400,336
         Vacation and tickets           359,417        276,923
         Due to Employees                83,821         17,453
         Commission                      71,658             --
         Rent                            63,310         66,378
         Zakat (Note 18a)                39,392             --
         Others                         101,005         91,045
                                      ---------      ---------

                                      1,561,309      1,099,270
                                      =========      =========

13.   CAPITAL

      Capital consists of 800 shares of U.S Dollars 266.67 each fully paid and held as of December 31, 2003 and 2002, as follows:

                                                          Number
                                               %         of Shares      Amount
                                           ---------     ---------    ---------

         Abdullah Ayed Ali Albajady               60%          480      128,000
         Ayed Ali Albajady Alshahrany             20%          160       42,667
         Mohammed Ayed Ali Albajady               10%           80       21,333
         Saif Ayed Ali Albajady                   10%           80       21,333
                                           ---------     ---------    ---------

                                                 100%          800      213,333
                                           =========     =========    =========

14.   STATUTORY RESERVE

      In accordance with Saudi Arabian Companies Law and the Company's Articles of Association, 10% of the annual net income is required to be transferred to a statutory reserve until this reserve equals 50% of the capital. This limit was attained accordingly, no further transfer is required. This reserve is not available for dividend distribution.

15.   REVENUE

      Revenue comprised of the following for the year ended December 31:

                                             2003            2002
                                          ----------      ----------

         Trading Branch                   21,078,373      20,977,083
         Transportation Division          15,551,733      10,309,299
         Building Materials Division       4,586,203       2,620,400
                                          ----------      ----------

                                          41,216,309      33,906,782
                                          ==========      ==========

16.   SELLING AND MARKETING EXPENSES

      Selling and marketing expenses comprised of the following for the year ended December 31:

                                       2003           2002
                                    -----------    -----------

         Salaries and benefits          762,220        835,040
         Rent                           426,618        388,432
         Depreciation                   307,643        207,307
         Maintenance                     67,224         26,364
         Transportation                  66,483        108,243
         Others                         431,574        449,833
                                    -----------    -----------

                                      2,061,762      2,015,219
                                    ===========    ===========

17.   GENERAL AND ADMINISTRATIVE EXPENSES

      General and administrative expenses comprised of the following for the year ended December 31:

                                       2003           2002
                                    -----------    -----------

         Salaries and benefits        1,915,951      1,778,407
         Depreciation                   357,013        319,167
         Rent                           204,139        129,641
         Bad debt                       134,211          8,000
         Professional fees               71,386          2,436
         Others                         748,865        950,767
                                    -----------    -----------

                                      3,431,565      3,188,418
                                    ===========    ===========

18.   ZAKAT

      a) Following is the Zakat computation for the year ended December 31, 2003:

         Net income before Zakat                                      1,187,297
         Add: Zakat adjustments                                         388,370
                                                                    -----------

             Adjusted net income for the year                         1,575,667
                                                                    ===========

         Zakat computation:
             Partners' current account                               27,158,858
             Adjusted net income for the year                         1,575,667
             Provisions - beginning of the year                       1,236,333
             Retained earnings after Dividends                          677,313
             Capital                                                    213,333
             Statutory reserve                                          106,667
                                                                    -----------

                                                                     30,968,171

         Less:
             Net property and equipment                             (24,347,471)
             Net Deferred Installment interest                       (7,131,402)
             Net Preoperating Expenses                               (1,106,731)
             Net Goodwill                                              (554,643)
             Project Under Progress                                    (534,159)
             Investment in Affiliated Companies                        (176,267)
             Advance payment for purchase property and equipment        (91,488)
                                                                    -----------

                         Zakat base                                  (2,973,990)
                                                                    ===========

                  Zakat provision at 2.5% of the
                      Adjusted net income for the year                   39,392
                                                                    ===========

      b) The company has obtained the final Zakat clearance certificates for all years up to December 31, 2002.

19.   COMMITMENTS AND CONTINGENCIES

      The Company is contingently liable for letters of guarantee issued by local banks amounted to U.S Dollars 646,264 as of December 31, 2003.

20.   RECLASSIFICATIONS

      Certain reclassifications have been made to the 2002 financial statements to conform to the classification used in 2003.